Exhibit 10.29

                          TERMS FOR DELIVERY OF SERVICE

These Terms for Delivery of Service ("Terms") apply to and will be considered a part of any "Customer Order" signed by Customer for Services delivered by Level 3 Communications, LLC ("Level 3"). These Terms (including the specific terms for each Service as attached) are applicable to sales of Service located in, originating or terminating in the United States.

SECTION  1.  DEFINITIONS

1.1     AFFILIATE:  An  entity that now or in the future, directly or indirectly
        ----------
controls, is controlled by or is under common control with a party to these Terms. For purposes of the foregoing, "control" shall mean the ownership of:

(A) fifty percent (50%) or more of the voting power to elect the directors of the company, or

(B)     fifty  percent  (50%)  or more of the ownership interest in said entity.

1.2     COLOCATION AREA: The location within a Gateway in which Colocation Space
        ----------------
ordered  by  Customer  is  located.

1.3     COLOCATION  SPACE: The location(s) within the Colocation Area of a Level
        ------------------
3 Gateway where Customer is permitted to colocate communications equipment pursuant to a Customer Order accepted by Level 3.

1.4     COMMITTED DATA RATE: The minimum data rate committed by Customer and set
        --------------------
forth in the Customer Order (expressed in Megabits per second (Mbps)).

1.5     CONNECTION  NOTICE: Written notice from Level 3 that the Service ordered
        -------------------
has been installed by Level 3 pursuant to the Customer Order, and has been tested and is functioning properly.

1.6     CUSTOMER:  The  person  or  entity  identified  as the "Customer" on any
        ---------
Customer  Order.

1.7     CUSTOMER  COMMIT  DATE:  The  date  that  Service  will  be available to
        -----------------------
Customer, as set forth in the Customer Welcome Letter or such other written notice from Level 3 to Customer.

1.8     CUSTOMER  ORDER  A  request for Level 3 Service submitted by Customer in
        ---------------
the  form  designated  by  Level  3.

1.9     CUSTOMER PREMISES: The location or locations occupied by Customer or its
        ------------------
end  users  to  which  Service  is  delivered.

1.10     CUSTOMER WELCOMELETTER A written communication from Level 3 to Customer
         ----------------------
informing Customer of Level 3's acceptance of the Customer Order.

1.11     EXCUSED  OUTAGE: Any outage, unavailability, delay or other degradation
         ----------------
of Service related to, associated with or caused by scheduled maintenance events, Customer actions or inactions, Customer provided power or equipment, any third party, excluding any third party directly involved in the operation and maintenance of the Level 3 network but including, without limitation, Customer's end users, third party network providers, traffic exchange points controlled by third parties, or any power, equipment or services provided by third parties, or an event offeree majeure as defined in Section 7.1.

1.12  FACILITIES:  Property  owned  or  leased  by  Level  3 and used to deliver
      -----------
Service, including terminal and other equipment, wires, lines, ports, routers, switches, channel service units, data service units, cabinets, racks, private rooms and the like.

1.13     GATEWAY:  Buildings  owned  or leased by Level 3  for the  purpose  of,
         --------
among others, locating and colocating communications equipment

1.14     LOCAL   LOOP:  The  connection   between   Customer  Premises  and  the
         -------------
Level  3  intercity  backbone  network.

1.15     OFF-NET:  Traffic  that  originates  from or terminates to any location
         --------
that  is  not  on  the  Level  3  network.

1.16     OFF-NETSEND  TRAFFIC: Send Traffic that terminates to any location that
         ---------------------
is  not  on  the  Level  3  network.

1.17     ON-NET:  Traffic that originates from and terminates to a location that
         -------
is  on  the  Level  3  network.

1.18     ON-NET  SEND  TRAFFIC:  Send Traffic that terminates to a location that
         ----------------------
is  on  the  Level  3  network.

1.19     ON-NET  INTRACITY  SEND  TRAFFIC:  On-Net  Send  Traffic  that does not
         ---------------------------------
transit  Level  3's  long  haul  transmission  facilities.

1.20     PROTECTED:  (3)Link(SM) Private Line Service that includes a protection
         ----------
scheme that allows traffic to be re-routed in the event of a fiber cut or equipment failure.

1.21     RECEIVE TRAFFIC: Traffic from any origination point that is received by
         ----------------
Customer  from  the  Level  3  network.

1.22     REMOTE  HANDS:  Basic  on-site,  first-line  maintenance  and  support
         --------------
consistent with Level 3's then current Remote Hands Service Policy and Managed installation Policy, as amended by Level 3 from time to time, which are available to Customer upon request.

1.23     REVENUECOMMITMENT:  A  commitment  by  Customer  to order and pay for a
         ------------------
minimum  volume  of  Services  during an agreed term, as set forth in a Customer
Order

1.24     SEND  TRAFFIC:  Traffic  from  any  origination  point  that is sent by
         --------------
Customer  onto  the  Level  3  network.

1.25   SERVICE:  Any  service  offered  by Level 3 pursuant to a Customer Order,
       --------
including  supplying  Colocation  Space.

1.26  SERVICE  COMMENCEMENT  DATE:  The  first  to  occur  of:
      ----------------------------

(A) the date upon which Customer acknowledges that the Service has been installed and is functioning properly; or

(B) the date set forth in any Connection Notice unless Customer notifies Level 3 that the Service is not functioning properly as provided in Section 3.1 (or, if two or more Services are designated as "bundled" or as having a "sibling relationship" in any Customer Order, the date set forth in the Connection Notice for all such Services); or

(C)     the  date  Customer  begins  using  me  Service.

1.27     SERVICE  TERM:  The  duration of time (measured starting on the Service
         --------------
Commencement Date) for which Service is ordered, as specified in the Customer Order. The Service Term shall continue on a month-to-month basis after expiration of the stated Service Term, until terminated by either Level 3 or Customer upon thirty (30) days' written notice to the other.

1.28     SUBMARINE:   Any  Service  that  transits  any  portion  of  Level  3's
         ----------
under-sea network in the Atlantic or Pacific Oceans.

1.29     TERRESTRIAL:  Any  Service that generally transits Level 3's land-based
         ------------
network (with limited water crossings, including, without limitation, bay and channel crossings) and does not in any way transit Level 3's under-sea network in the Atlantic or Pacific Oceans.

1.30     UNPROTECTED:  (3)Link(SM)  Private Line Service that does not include a
         ------------
protection scheme that would allow traffic to be re-routed in the event of a fiber cut or equipment failure.

SECTION  2.  DELIVERY  OF  SERVICE
----------------------------------

2.1     SUBMISSION  OF  CUSTOMER  ORDER(S)  To  order  any Service, Customer may
        ----------------------------------
submit a Customer Order requesting Service. Unless otherwise agreed, Customer is not obligated to submit Customer Orders. The Customer Order and its backup detail must include a description of the Service, the nonrecurring charges and monthly recurring charges for Service, applicable Service Term and/or Revenue Commitment or other usage commitment

2.2     ACCEPTANCE  BY  LEVEL  3.   Upon receipt of a Customer Order, if Level 3
        -------------------------
determines (in its sole discretion) to accept the Customer Order, Level 3 will deliver a Customer Welcome Letter for the requested Service (or some portion of the Services). Level 3 will become obligated to deliver ordered Service only if Level 3 has delivered a Customer Welcome Letter respecting the Service.

2.3     CREDIT  APPROVAL  AND  DEPOSITS.   Customer  will  provide  Level 3 with
        --------------------------------
credit information as requested, and delivery of Service is subject to credit approval. Level 3 may require Customer to make a deposit as a condition to Level 3's acceptance of any Customer Order, or as a condition to Level 3's continuation of Service, The deposit will be held by Level 3 as security for payment of Customer's charges. When Service to Customer is terminated, the amount of the deposit will be credited to Customer's account and any remaining credit balance will be refunded.

2.4     CUSTOMER  PREMISES.     Customer  shall  allow  Level  3  access  to the
        -------------------
Customer Premises to the extent reasonably determined by Level 3 for the installation, inspection and scheduled or emergency maintenance of Facilities relating to the Service. Level 3 shall notify Customer at least two (2)
business   days   in   advance   of  any   regularly   scheduled  maintenance
that will require access to the Customer Premises or that may result in a material interruption of Service. Customer will be responsible for providing and maintaining, at its own expense, the level of power, heating and air conditioning necessary to maintain the proper environment for the Facilities on the Customer Premises, in the event Customer fails to do so, Customer shall reimburse Level 3 for the actual and reasonable cost of repairing or replacing any Facilities damaged or destroyed as a result of Customer's failure. Customer will provide a safe place to work and comply with all laws and regulations regarding the working conditions on the Customer Premises.

2.5     LEVEL 3 FACILITIES.  Except as otherwise agreed, title to all Facilities
        -------------------
shall remain with Level 3. Level 3 will provide and maintain the Facilities in good working order. Customer shall not, and shall not permit others to, rearrange, disconnect, remove, attempt to repair, or otherwise tamper with any Facilities, without the prior written consent of Level 3. The Facilities shall not be used for any purpose other than that for which Level 3 provides them. Customer shall not take any action that causes the imposition of any lien or encumbrance on the Facilities. In no event will Level 3 be liable to Customer or any other person for interruption of Service or for any other loss, cost or damage caused or related to improper use or maintenance of the Facilities by Customer or third parties provided access to the Facilities by Customer in violation of these Terms, and Customer shall reimburse Level 3 for any damages incurred as a result thereof. Customer agrees (which agreement shall survive the expiration, termination or cancellation of any Customer Order) to allow  Level  3  to  remove  the  Facilities  from  the  Customer  Premises:

(A) after termination, expiration or cancellation of the Service Term in connection with which the Facilities were used; or

(B) for repair, replacement or otherwise as Level 3 may determine is necessary or desirable, but Level 3 will use reasonable efforts to minimise disruptions to the Service caused thereby.

2.6     CUSTOMER-PROVIDED  EQUIPMENT.  Level  3  may  install  certain
        -----------------------------
Customer-provided communications equipment upon installation of Service, but Level 3 shall not be responsible for the operation or maintenance of any Customer-provided communication equipment. Level 3 undertakes no obligations and accepts no liability for the configuration, management, performance or any other issue relating to Customer's routers or other Customer-provided equipment used for access to or the exchange of traffic in connection with the Service.

SECTION  3.  BILLING  AND  PAYMENT
----------------------------------

3.1     COMMENCEMENT  OF  BILLING.  Upon installation and testing of the Service
        --------------------------
ordered in any Customer Order, Level 3 will deliver to Customer a Connection Notice. Upon receipt of the Connection Notice, Customer shall have a period of seventy two (72) hours to confirm that the Service has been installed and is properly functioning. Unless Customer delivers written notice to Level 3 within such seventy two (72) hour period mat the Service is not installed in accordance with the Customer Order and functioning properly, billing shall commence on the applicable Service Commencement Date, regardless of whether Customer has procured services from other carriers needed to operate the Service, and regardless of whether Customer is otherwise prepared to accept delivery of ordered Service.

3.2     CHARGES.  The Customer Order will set forth the applicable non-recurring
        --------
charges and recurring charges for the Service. Unless otherwise expressly specified in the Customer Order, any non-recurring charges shall be invoiced by Level 3 to Customer upon the Service Commencement Date. However, in the event such Service requires Level 3 to install additional infrastructure, cabling, electronics or other materials in the provision of the Service, such Customer Order may include (as specified therein) non-recurring charges that are payable by

Customer immediately upon Level 3's acceptance of such Customer Order. In the event Customer fails to pay such nonrecurring charges within five (5) business days following Level 3's delivery to Customer of the Customer Welcome Letter,
(i) such failure to pay shall constitute an Excused Outage for purposes of installation of the Service; (ii) Level 3 may issue a revised Customer Commit Date; and (iii) Level 3 may suspend installation of the Service until receipt of such non-recurring charges. If Customer requests and Level 3 approves (in its sole discretion) any changes to the Customer Order or Service after acceptance by Level 3, including, without limitation, the Service installation date or Service Commencement Date, additional non-recurring charges and/or monthly recurring charges not otherwise set forth in the Customer Order may apply.

3.3     PAYMENT  OFINVOICES.   Invoices  are delivered monthly. Level 3 bills in
        --------------------
advance for Service to be provided during the upcoming month, except for charges which are dependent upon usage of Service, which are billed in arrears. Billing for partial months are prorated based on a calendar month. All invoices are due thirty (30) days after the date of invoice. Past due amounts bear interest at a rate of 1.5% per month (or the highest rate allowed by law, whichever is less) beginning from the date first due until paid in full. For Level 3 (3)Voice(SM) Service which terminates on the PSTN (Public Switched Telephone Network) only (see Section 12), Customer will be provided, in addition to its invoice, a summary report describing the total amount due from Customer to Level 3 and the total cost of Customer's recurring fees, non-recurring fees and total usage charges. Usage detail will be provided via FTP format on a daily basis. Customer will also be provided monthly telemanagement reports as follows: a Terminating LATA Summary Report; a Terminating LEC Report; and a Terminating County Summary Report.

3.4     TAXES  AND  FEES.  All  charges for Service are net of applicable taxes.
        -----------------
Except for taxes based on Level 3's net income, Customer will be responsible for all applicable taxes that arise in any jurisdiction, including, without
limitation,  value  added,   consumption,   sales,   use,   gross   receipts,
excise, access, bypass, franchise or other taxes, fees, duties, charges or surcharges, however designated, imposed on, incident to, or based upon the provision, sale or use of the Service.

3.5     REGULATORY  AND  LEGAL CHANGES. In the event of any change in applicable
        -------------------------------
law, regulation, decision, rule or order that materially increases the costs or other terms of delivery of Service, Level 3 and Customer will negotiate regarding the rates to be charged to Customer to reflect such increase in cost and, in the event that the parties are unable to reach agreement respecting new rates within thirty (30) days after Level 3's delivery of written notice requesting renegotiation, then (a) Levels may pass such increased costs through to Customer, and (b) to the extent Level 3 elects to do so, Customer may terminate the affected Customer Order without termination liability by delivering written notice of termination no later than thirty (30) days after the effective date of the rate increase.

3.6     DISPUTED INVOICES.  If  Customer  reasonably  disputes  any portion of a
        ------------------
Level 3 invoice, Customer must pay the undisputed portion of the invoice and submit a written claim for the disputed amount. All claims must be submitted to Level 3 within sixty (60) days of receipt of the invoice for those Services. Customer waives the right to dispute any charges not disputed within such sixty
(60) day period. In the event that the dispute is resolved against Customer, Customer shall pay such amounts plus interest at the rate referenced in Section 3.3.

3.7     REVENUE  COMMITMENT.    In  the  event  that  Customer  makes  a Revenue
        --------------------
Commitment in any Customer Order, then Customer will be billed for and be responsible to pay the greater of (a) the recurring charges for Service ordered and delivered, or (b) the amount of the Revenue Commitment.

3.8     TERMINATION  CHARGES.    (A)  Customer  may  cancel  a  Customer  Order
        ---------------------
following Level 3's acceptance of the same and prior to the Customer Commit Date upon prior written notice to Level 3. In the event that Customer does so, or in the event that the delivery of such Service is terminated by Level 3 prior to delivery of a Connection Notice due to a failure of Customer to comply with these Terms, Customer shall pay Level 3 a cancellation charge equal to the sum of (i) in the case of Colocation Space, the costs incurred by Level 3 in returning the Colocation Space to a condition suitable for use by third parties, plus (ii):

     (a) any third party cancellation/termination charges related to the installation and/or cancellation of Service;

     (b) the non-recurring charges (including any non recurring charges that were waived by Level 3 at the time of the Customer Order) for the cancelled Service; and

     (c) as the case may be, (i) one (1) month's monthly recurring charges for the cancelled Service if written notice of cancellation is received by Level 3 more than five (5) business days prior to the Customer Commit Date, or (ii) three (3) month's monthly recurring charges for the cancelled Service if written notice of cancellation is received by Level 3 five (5) business days or less prior to the Customer Commit Date.

Customer's right to cancel any particular Service under this Section 3.8(A) shall automatically expire and shall no longer apply upon Level 3's delivery to Customer of a Connection Notice for such Service.

(B) In addition to Customer' right of cancellation under Section 3.8(A) above, Customer may terminate Service prior to the end of the Service Term upon thirty
(30) days' prior written notice to Level 3, subject to the following termination charges. In the event that after either the Customer Commit Date or Customer's receipt of the Connection Notice for a particular Service (whichever occurs first) and prior to the end of the Service Term, Customer terminates Service or in the event that the delivery of Service is terminated due to a failure of Customer to comply with these Terms, Customer shall pay Level 3 a termination charge equal to the sum of (i) in the case of Colocation Space, the costs incurred by Level 3 in returning the Colocation Space to a condition suitable for use by third parties, plus (ii):

     (a) any third party cancellation/termination charges related to the installation and/or termination of Service;

     (b) the non-recurring charges (including any non- recurring charges that were waived by Level 3 at the time of the Customer Order) for the cancelled Service, if not already paid; and

     (c) the percentage of the monthly recurring charges for the terminated Service calculated from the effective date of termination as (1) 100% of the remaining monthly recurring charges that would have been incurred for the Service for months 1-12 of the Service Term, plus (2) 50% of the remaining monthly recurring charges that would have been incurred for the Service for months 13 through the end of the Service Term.

3.9     FRAUDULENT  USE  OF  SERVICES.  Customer is responsible for ail  charges
        ------------------------------
attributable to Customer incurred respecting Service, even if incurred as the result of fraudulent or unauthorized use of Service; except Customer shall not be responsible for fraudulent or unauthorized use by Level 3 or its employees.

3.10     SERVICE  TERM.   Except  as  otherwise  set forth herein, Level 3 shall
         --------------
deliver the Service for the entire duration of the Service Term, and Customer shall pay all charges for delivery thereof through the end of the Service Term.

SECTION  4.  DISCONTINUANCE  OFCUSTOMERORDERS
---------------------------------------------

4.1  DISCONTINUANCE  OF  CUSTOMER  ORDER  BY  LEVEL 3. Level 3 may terminate any
     -------------------------------------------------
Customer  Order  and  discontinue  Service  without  liability:

(A) If Customer fails to pay a past due balance for Service (other than amounts reasonably disputed under Section 3.6) (i) within three (3) business days after written notice from Level 3 respecting charges invoiced in arrears, or (ii) within seven (7) business days after written notice from Level 3 respecting charges invoiced in advance;

(B) if Customer violates any law, rule, regulation or policy of any government authority related to Service; if Customer makes a material misrepresentation to Level 3 in connection with the ordering or delivery of Service; if Customer engages in any fraudulent use of Service; or if a court or other government authority prohibits Level 3 from furnishing Service;

(C) if Customer fails to cure its breach (other than as addressed in sub-Sections (A), (B), (D) or (E) of this Section 4.1) of any of these Terms or any Customer Order within thirty (30) days after written notice thereof provided by Level 3;

(D) if Customer files bankruptcy, for reorganization, or fails to discharge an involuntary petition therefore within sixty (60) days; or

(E)     if  Customer's  use  of  Service  materially  exceeds  Customer's credit
limit  unless  within  one  (1)  day's  written  notice  thereof  by   Level  3,
Customer  provides   adequate  security  for  payment  for  Service.

4.2  EFFECT  OF  DISCONTINUANCE.  Upon  Level  3's  discontinuance of Service to
     ---------------------------
Customer, Level 3 may, in addition to all other remedies that may be available to Level 3 at law or in equity, assess and collect from Customer any applicable termination charge pursuant to Section 3.8.

4.3  DISCONTINUANCE  OF  CUSTOMER  ORDER  BY  CUSTOMER.
     --------------------------------------------------

(A) If Level 3's installation of Service is delayed for more than thirty (30) business days beyond the Customer Commit Date for reasons other than an Excused Outage, Customer may terminate and discontinue the affected Service upon written notice to Level 3 and without payment of any applicable termination charge; provided such written notice is delivered prior to Level 3 delivering to Customer the Connection Notice for the affected Service. This Section 4.3(A) shall not apply to any Off-Net Local Loop Service, including, without limitation, (3)Link(SM) Metropolitan Private Line (Off-Net) Service, provisioned by Level 3 through a third party carrier for the benefit of Customer.

(B) Customer may terminate and discontinue affected Service prior to the end of the Service Term without payment of any applicable termination charge if: (i) such Service is Unavailable (as defined below) on two or more separate occasions of more than eight (8) hours each in any thirty (30) day period, and (ii) following written notice thereof from Customer to Level 3, the same Service is Unavailable for more than twelve (12) hours at any time within the ninety (90) day period immediately following said notice. For purposes of the foregoing, "Unavailable" shall mean a total interruption in Service, except for any interruption which is an Excused Outage. The duration of any interruption will commence when Customer reports an outage to the Level 3 Customer Service and Support Organization (1-877-4LEVEL3) and will end when the Service is operative. Customer may only terminate Service which is Unavailable, and must exercise its right to terminate any affected Service under this Section, in writing, within thirty (30) days after the event giving rise to a right of termination hereunder. This Section 4.3(B) shall not apply to Unprotected (3)Link(SM) Private Line Service or (3)Link(SM) Wavelength Service.

(C) In the event Customer elects to cancel the affected Service pursuant to this
Section 4.3, Customer shall have no right to, and Level 3 shall have no obligation to pay, any Service Level credit(s) pursuant to Section 15 for the discontinued Service.

SECTION  5.  LIABILITIES
------------------------

5.1     SERVICE INTERRUPTIONS AND DELIVERY.   Level 3 provides specific remedies
        -----------------------------------
regarding installation and performance of Service as set forth in Section 15 below ("Service Levels "). In the event of a failure to deliver Service in accordance with the Service Levels, Customer's sole remedies are contained in
(a)  the  Service  Levels  applicable  (if any) to the affected Service, and (b)
Section  4.3.

5.2     NO  SPECIAL  DAMAGES.     Notwithstanding  any  other  provision hereof,
        ---------------------
neither  party  shall  be  liable  for  any  indirect  incidental,   special,
consequential, exemplary or punitive damages (including but not limited to damages for lost profits, lost revenues or the cost of purchasing replacement services) arising out of the performance or failure to perform under any Customer Order.

5.3     DISCLAIMER  OF  WARRANTIES.     LEVEL  3  MAKES  NO  WARRANTIES   OR
        ---------------------------
REPRESENTATIONS, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, STATUTORY OR OTHERWISE, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE, EXCEPT THOSE EXPRESSLY SET FORTH IN ANY APPLICABLE SERVICE LEVELS.

SECTION  6.  PUBLICITY
----------------------

6.1  PUBLICITY.  Neither  party shall have the right to use the other party's or
     ----------
its affiliates' trademarks, service marks or trade names or to otherwise refer to the other party in any marketing, promotional or advertising materials or activities. Neither party shall issue any publication or press release relating to any contractual relationship between Level 3 and Customer, except as may be required by law or agreed between the parties in writing.


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
6.2  DISCLOSURE  OF  CUSTOMER INFORMATION. Level 3 reserves the right to provide
     -------------------------------------
any customer or potential customer bound by a nondisclosure agreement access to a list of Level 3's customers and a description of Service purchased by such customers. Customer consents to such disclosure, including the listing of Customer's name and Service purchased by Customer (financial terms relating to the purchase shall not be disclosed).

SECTION  7.  GENERAL  TERMS
---------------------------

7.1     FORCE  MAJEURE.  Neither  party  shall  be  liable, nor shall any credit
        ---------------
allowance or other remedy be extended, for any failure of performance or equipment due to causes beyond such party's reasonable control. In the event Level 3 is unable to deliver Service as a result of force majeure, Customer shall not be obligated to pay Level 3 for the affected Service for so long as Level 3 is unable to deliver.

7.2     ASSIGNMENT  AND  RESALE.  Customer  may  not  assign  its  rights  and
        ------------------------
obligations under a Customer Order without the express prior written consent of Level 3, which will not be unreasonably withheld. These Terms shall apply to any permitted transferees or assignees. Customer shall remain liable for the payment of all charges due under each Customer Order. Customer may resell the Service to third party "end users", provided that Customer agrees to indemnify, defend and hold Level 3 harmless from claims made against Level 3 by such end users.

7.3     NOTICES.  Notices  hereunder  shall  be  deemed  properly  given  when
        --------
delivered, if delivered in person, or when sent via facsimile, overnight courier, electronic mail or when deposited with the U.S. Postal Service, (a) with respect to Customer, the address listed on any Customer Order, or (b) with respect to Level 3, to: Director, Customer Contracts - Legal Dept, Level 3 Communications, LLC, 1025 Eldorado Boulevard, Broomfield CO 80021. Customer shall notify Level 3 of any changes to its addresses listed on any Customer Order.

7.4     INDEMNIFICATION. Each party shall indemnify the other from any claims by
        ----------------
third parties and expenses (including legal fees and court costs) respecting damage to tangible property, personal injury or death caused by such party's negligence or willful misconduct

7.5     APPLICATION  OF  TARIFFS.  Level 3 may elect or be required to file with
        -------------------------
the appropriate regulatory agency tariffs respecting the delivery of certain Service. In the event that such tariffs are filed respecting Service ordered by Customer, then (to the extent such provisions are not inconsistent with the terms of a Customer Order) the terms set forth in the applicable tariff shall govern Level 3's delivery of, and Customer's consumption or use of, such Service.

7.6     CONTENTS  OF  COMMUNICATIONS.   Level  3  shall  have  no  liability  or
        -----------------------------
responsibility for the content of any communications transmitted via the Service, and Customer shall defend, indemnify and hold Level 3 harmless from any and all claims (including claims by governmental entities seeking to impose penal sanctions) related to such content or for claims by third parties relating to Customer's use of Service. Level 3 provides only access to the Internet; Level 3 does not operate or control the information, services, opinions or other content of the Internet. Customer agrees that it shall make no claim whatsoever against Level 3 relating to the content of the internet or respecting any information, product, service or software ordered through or provided by virtue of the Internet.

7.7     ENTIRE UNDERSTANDING  These Terms, including any Customer Order executed
        --------------------
hereunder, constitute the entire understanding of the parties related to Service. In the event of any conflict between these Terms and the terms and conditions of any Customer Order, these Terms shall control. These Terms shall be governed and construed in accordance with the laws of the State of Colorado.

7.8     NO  WAIVER.  No  failure by either party to enforce any rights hereunder
        -----------
shall  constitute  a  waiver  of  such  right(s).

7.9     ACCEPTABLE  USE  POLICY.  Customer's  use  of Service shall at all times
        ------------------------
comply with Level 3's then-current Acceptable Use Policy and Privacy Policy, as amended by Level 3 from time to time and which are available through Level 3's web site at www.level3.com. Level 3 will notify Customer of complaints received by Level 3 regarding each incident of alleged violation of Level 3's Acceptable Use Policy by Customer or third parties that have gained access to the Service through Customer. Customer agrees that it will promptly investigate all such complaints and take all necessary actions to remedy any actual violations of Level 3's Acceptable Use Policy. Level 3 may identify to the complainant that Customer, or a third party that gained access to the Service through Customer, is investigating the complaint and may provide the complainant with the necessary information to contact Customer directly to resolve the complaint Customer shall identify a representative for the purposes of receiving such communications. Level 3 reserves the right to install and use, or to have Customer install and use, any appropriate devices to prevent violations of its Acceptable Use Policy, including devices designed to filter or terminate access to Service.

7.10     DATA PROTECTION.    Level 3 transfers, processes and stores data in and
         ----------------
to  the  United States.   Customer consents that Level 3 can transfer, store and
process  such  data  in  the  United  States.   Level  3  may  use  anonymous,
non-personal  data  to   monitor  customer  trends  and  for  other  internal
marketing  purposes.   This  data  will  not  be  disclosed  to  third  parties.

SECTION  8.  (3)  LINK(SM) PRIVATE  LINE  SERVICE
-------------------------------------------------

8.1     APPLICABILITY.   This  Section  is applicable only where Customer orders
        --------------
(3)Link(SM) Private  Line  Service.

8.2     SERVICES  FROM  OTHERS.     Where  necessary  for the interconnection of
        -----------------------
(3)Link(SM) Private Line Service with services provided by others, Customer will provide Level 3 with circuit facility assignment information, - firm order commitment information and the design layout records necessary to enable Level 3 to make the necessary cross-connection between the (3)Link(SM) Private Line Service and Customer's designated carrier. Any delay by Customer in providing such information to Level 3 may delay Level 3's provision of the necessary cross-connection. Notwithstanding any such delay in the provision of the cross-connection, billing for the (3)Link(SM) Private Line Service shall commence on the Service Commencement Date as provided in Section 3.1. Level 3 may charge Customer non-recurring and monthly recurring cross- connect fees to make such connection.

8.3     CONNECTION  TO  CUSTOMER  PREMISES.
        -----------------------------------
(A) Where (3)Link(SM) Private Line Service is being terminated Off-Net at the Customer Premises through an Off-Net Local Loop to be provisioned by Level 3 on behalf of

Customer, the charges set forth in the customer Order for such Service assumes that such Service will be terminated at a pre-established demarcation point or minimum point of entry (MPOE) in the building within which the Customer Premises is located, as determined by the local access provider. Level 3 may charge Customer additional non-recurring charges and/or monthly recurring charges not otherwise set forth in the Customer Order for such Off-Net Service where the local access provider determines that it is necessary to extend the demarcation point or MPOE through the provision of additional infrastructure, cabling, electronics or other materials necessary to reach the Customer Premises. Level 3 will notify Customer of any additional non-recurring charges and/or monthly recurring charges as soon as practicable after Level 3 is notified by the local access provider of the amount of such charges.

(B) In addition, where (3)Link(SM) Private Line Service is being terminated Off-Net at the Customer Premises through an Off-Net Local Loop to be provisioned by Level 3 on behalf of the Customer, the charges and the Service Term set forth in the Customer Order for such Service assumes that such Off-Net Local Loop can be provisioned by Level 3 through the local access provider selected by Level 3 (and/or Customer) for the stated Service Term. In the event Level 3 is unable to provision such Off-Net Local Loop through the selected local access provider or the selected local access provider requires a longer Service Term than that set forth in the Customer Order, Level 3 reserves the right, regardless of whether Level 3 has accepted the Customer Order, to suspend provisioning of such Off-Net Local Loop and notify Customer in writing of any additional non-recurring charges, monthly recurring charges and/or Service Term that may apply. Upon receipt of such notice, Customer will have five (5) business days to accept or reject such changes. If Customer does not respond to Level 3 within the five (5) business day period, such changes will be deemed rejected by Customer, in the event Customer rejects the changes (whether affirmatively or through the expiration of the five (5) business day period), the affected Off-Net Local Loop will be cancelled without cancellation or termination liability of either party.

SECTION  9.  (3)  LINK(SM) WAVELENGTH SERVICE
---------------------------------------------

9.1  APPLICABILITY.  This  Section  is  applicable  only  where  Customer orders
     --------------
(3)Link(SM)  Wavelength  Service.

9.2  INTERCONNECTION.
     ----------------
(A) To use the (3)Link(SM) Wavelength Service, Customer must provide to Level 3, at each termination node a SONET or SDH-framed 2.5Gb or 10Gb (or greater, as applicable) signal as more particularly described in Level 3's standard interconnection Specifications and Hand-off Requirements (available to Customer upon request) (Traffic"), which Traffic will thereafter be delivered by Level 3, in like format, to the opposite and corresponding termination node. The demarcation point for the (3)Link(SM) Wavelength Service shall be the Level 3 OSX or fiber termination panel at the termination node. Customer shall be solely responsible for providing all interconnection equipment used both to deliver to or to accept Traffic from Level 3 in the formats described above and for any and all protection schemes Customer chooses to implement respecting the Traffic. For a termination node at a location other than a Level 3 Gateway, Customer shall provide Level 3 with space and power (at no charge to Level 3), as reasonably requested by Level 3, for placement and operation of an OSX, fiber termination panel or other equipment within the Customer Premises.

(B) With respect to construction of Facilities to the Customer Premises and installation, maintenance and repair of facilities within the Customer Premises, Customer shall provide Level 3 with access to and the use of Customer's entrance Facilities and inside wiring, and/or shall procure rights for Level 3 allowing the placement of Facilities necessary for installation of Facilities to deliver the (3)Link(SM) Wavelength Service to the Customer Premises. All costs associated with procuring and maintaining rights needed to obtain entry to the building (and the real property on which the building is located) within which the Customer Premises are located, and costs to procure and maintain rights within such building to the Customer Premises, shall be borne by Customer.

9.3 LEASE TO IRU CONVERSION. At any time during the Service Term, Customer shall
    ------------------------
have the right to convert any Terrestrial (3)Link(SM) Wavelength Service provided on a monthly-recurring lease basis into an indefeasible right of use ("IRU") with a new Service Term of five (5) years (commencing on the date of conversion). Such conversion shall be effective on the first day after Customer's delivery to Level 3 of an appropriate Customer Order pursuant to Level 3's then current Wavelengths IRU Agreement reflecting such conversion, which Customer Order must (in order to be effective to convert a lease into an IRU) be accompanied by payment in full of the then applicable five (5) year IRU charges for such (3)Link(SM) Wavelength Service. The five (5) year Service Term for the IRU shall begin at the time of conversion. Upon conversion, Customer shall be released from all future monthly recurring charges under the original lease that would have otherwise accrued after the date of conversion, and the terms of Level 3's then current Wavelengths IRU Agreement shall thereafter govern respecting delivery and use of the IRU. No portion of the charges already paid by Customer to Level 3 for such original lease shall be refunded, rebated or credited.

SECTION 10.  (3)CENTER(SM) COLOCATION
-------------------------------------

10.1     APPLICABILITY.   This  Section is applicable only where Customer orders
         --------------
Colocation  Space.

10.2     GRANT  OF  LICENSE.  Customer  is  granted  the  right  to  occupy  the
         -------------------
Colocation Space identified in a Customer Order during the Service Term, except as otherwise provided in these Terms. Customer may submit multiple. Customer Orders requesting use of Colocation Space in multiple Level 3 Gateways, each of which shall be governed by the terms hereof. Level 3 retains the right to access any Collocation Space for any legitimate business purpose at any time.

10.3     USE  OF  COLOCATION  SPACE.  Customer shall  be  permitted to  use  the
         ---------------------------
Colocation Space only for placement and maintenance of communications equipment Customer may access the Colocation Space (and the Gateway and Colocation Area for the sole purpose of accessing the Colocation Space) twenty four (24) hours per day, seven (7) days per week; subject to any and all rules, regulations and access requirements imposed by Level 3 governing such access. Customer hereby agrees, within six (6) months of the Service Commencement Date for Colocation
Space, to use the Colocation Space for placement and maintenance of communications or Internet access equipment. Level 3 may, upon forty five (45) days' written notice, reclaim any portion of Colocation Space not being used within such six (6) month period. Customer shall surrender such recaptured
Colocation Space and the monthly recurring charges shall be appropriately reduced. No refunds shall be made to Customer regarding recaptured Colocation Space.

10.4     LEVEL  3  MAINTENANCE.   Level  3  shall  perform  janitorial services,
         ----------------------
environmental systems maintenance, power plant maintenance and other actions as are reasonably required to maintain the Coloration Area in which the Colocation Space is located in a condition which is suitable for the placement of communications equipment Level 3 shall maintain the Colocation Area in which the Colocation Space is located (but shall not be obligated to maintain the Colocation Space itself) with a relative humidity in the range of 47.5 to 52.5% and a maximum temperature of 78 degrees. Customer shall maintain the Colocation Space in an orderly and safe condition, and shall return the Colocation Space to Level 3 at the conclusion of the Service Term set forth in the Customer Order in the same condition (reasonable wear and tear excepted) as when such Colocation Space was delivered to Customer. EXCEPT AS EXPRESSLY STATED HEREIN OR IN ANY CUSTOMER ORDER, THE COLOCATION SPACE SHALL BE DELIVERED AND ACCEPTED "AS IS" BY CUSTOMER, AND NO REPRESENTATION HAS BEEN MADE BY LEVEL 3 AS TO THE FITNESS OF THE SPACE FOR CUSTOMER'S INTENDED PURPOSE.

10.5     RELEASE  OF  LANDLORD.  If  and to the extent that Level 3's underlying
         ----------------------
leases so require (but only if they so require) Customer hereby agrees to release the landlord (and its agents, subcontractors and employees) from ail liability relating to Customer's access to the Gateway and the Colocation Area and Customer's use and/or occupancy of the Colocation Space.

10.6     SECURITY.   Level  3  will  provide  and  maintain in working condition
         ---------
card readers), scanner(s) and/or other access device(s) as selected by Level 3 for access to the Colocation Area of a Gateway. Customer shall under no circumstances "prop open" any door to, or otherwise bypass the security measures Level 3 has imposed for access to, the Colocation Area. Level 3 will provide a locking device on Customer's Colocation Space, which Customer shall be solely responsible for locking and/or activating such device. In the event that unauthorized parties gain access to the Gateway, Colocation Area and/or the Colocation Space through access cards, keys or other access devices provided to Customer, Customer shall be responsible for any damages caused by such parties. Customer shall be responsible for the cost of replacing any security devices lost or stolen after delivery thereof to Customer. In the event Customer has reason to believe that an unauthorized party has gained access to the Colocation Space, Level 3 will, at Customer's request, make video surveillance records of the Colocation Area reasonably available to Customer for viewing by Customer in the presence of a Level 3 employee. In addition, Level 3 will provide Customer with a copy of the access logs for the Colocation Area and/or the Gateway, as applicable, upon Customer's prior written request

10.7     PROHIBITED  ACTIVITIES. Customer shall abide by any posted or otherwise
         -----------------------
communicated rules relating to use of, access to, or security measures respecting the Gateway, Colocation Area and/or the Colocation Space. Customer's rights of access and use will be immediately terminated in the event Customer or any of its agents or employees are in Level 3's Gateway with any firearms, illegal drugs, alcohol or are engaging in any criminal activity, eavesdropping or foreign intelligence. Persons found engaging in any such activity or in possession of the aforementioned prohibited items will be immediately escorted from the Gateway.

10.8     TERMINATION  OF  USE.   Level  3  shall  have  the  right  to terminate
         ---------------------
Customer's use of the Colocation Space or the Service delivered therein in the event that: (a) Level 3's rights to use the Gateway terminates or expires for any reason; (b) Customer is in default hereof; (c) Customer makes any material alterations to the Colocation Space without first obtaining the written consent of Level 3; or (d) Customer allows personnel or contractors to enter the Gateway, Colocation Area and/or the Colocation Space who have not been approved by Level 3 in advance. With respect to items (b), (c) and (d), unless (in Level 3's opinion) Customer's actions interfere or have the potential to interfere with other Level 3 customers, Level 3 shall provide Customer a written notice and a ten (10) day opportunity to cure before terminating Customer's rights to the Colocation Space.

10.9     REMOVAL  OF EQUIPMENT.  Within two (2) days following the expiration or
         ----------------------
termination of the Service Term for any Colocation Space, Customer shall remove all Customer equipment from the Colocation Space. In the event Customer fails to remove the equipment within such two (2) day period, Level 3 may disconnect, remove and dispose of Customer's equipment without prior notice. Customer shall be responsible for any costs and expenses incurred by Level 3 resulting from Level 3's disconnection, removal, disposal and storage of Customer's equipment, for which Customer agrees to pay such costs and expenses and all other charges due and owing fay Customer to Level 3 under these Terms prior to Level 3 returning any Customer equipment still in Level 3's possession. Level 3 shall not be liable for any loss or damage incurred by Customer arising out of Level 3's disconnection, removal, storage or disposal of Customer's equipment

10.10     SUBLICENSES.   Customer  may  sublicense  the use of Colocation  Space
          ------------
under the following conditions: (a) all proposed sublicensees must be approved, in writing, by Level 3 in Level 3's sole discretion, except Customer may sublicense the use of the Colocation Space to an Affiliate of Customer upon prior written notice to Level 3; (b) Customer hereby guarantees that ail such parties shall abide by the Terms; (c) Customer shall indemnify, defend and hold Level 3 harmless from all claims brought against Level 3 arising from any act or omission of any sublicensee or its agents; and (d) any such party shall be considered Customer's agent and all of its acts and omissions shall be attributable to Customer for the purposes of these Terms. In the event Customer sublicenses use of the Colocation Space without Level 3's prior written approval, Level 3 may upon ten (10) days' written notice reclaim the sublicensed portion of the Colocation Space. Customer shall surrender such recaptured Colocation Space and shall be subject to termination charges associated with the recaptured Colocation Space as provided in Section 3.8. No refunds shall be made to Customer regarding recaptured Colocation Space.

10.11     CHANGES.
          --------
(A) Level 3 reserves the right to change (at Level 3's cost) the location or configuration of the Colocation Space licensed to Customer within the Level 3 Gateway; provided that Level 3 shall not arbitrarily require such changes. Level 3 and Customer shall work in good faith to minimize any disruption in Customer's services that may be caused by such changes in location or configuration of the Colocation Space.

(B) Notwithstanding anything in Section 3.1 to the contrary and unless otherwise agreed in writing by the parties, in the event any Customer Order for Colocation Space is altered (including, without limitation, any changes in the configuration or build-out of the Colocation Space) at Customer's request after submission and acceptance by Level 3 that results in a delay of Level 3's delivery of such Colocation Space to Customer, billing for such Colocation Space shall commence no later than the original Customer Commit Date.

10.12     INSURANCE.  Prior to storage of equipment or occupancy by Customer and
          ----------
during the Service Term, Customer shall procure and maintain the following minimum insurance coverage: (a) Workers' Compensation in compliance with all applicable statutes of appropriate jurisdiction (including Employer's Liability with limits of $500,000 each accident); (b) Commercial General Liability with combined single limits of $1,000,000 each occurrence; and (c) "All Risk" Property insurance covering all of Customer's personal property located in the Gateway. Customer acknowledges that it retains the risk of loss for, loss of (including, without limitation, loss of use), or damage to, Customer equipment and other personal property located in the Level 3 Gateway. Customer further acknowledges that Level 3's insurance policies do not provide coverage for Customer's personal property located in the Level 3 Gateway. Customer shall, at its option, maintain a program of property insurance or self-insurance covering loss of or damage to its equipment and other personal property located in the Level 3 Gateway. Customer's Commercial General Liability policy shall be endorsed to show Level 3 (and any underlying property owner, as requested by Level 3) as an additional insured. Customer shall waive and/or cause its insurance carriers to waive all rights of subrogation against Level 3, which will include, without limitation, an express waiver in all insurance policies. Customer shall furnish Level 3 with certificates of insurance demonstrating that Customer has obtained the required insurance coverages prior to use of the Colocation Space or the storage of equipment in the Gateway. Such certificates shall contain a statement that the insurance coverage shall not be materially changed or cancelled without at least thirty (30) days' prior written notice to Level 3. Customer shall require any contractor entering the Gateway on its behalf to procure and maintain the same types, amounts and coverage extensions as required of Customer above.

10.13     REMOTE  HANDS.  Customer  may order and pay for Level 3   to   perform
          --------------
certain limited maintenance services ("Remote Hands") on Customer's equipment within the Colocation Space, which shall be performed in accordance with Customer's directions. "Remote Hands" maintenance services includes power cycling equipment. Level 3 shall in no event be responsible for the repair, configuration or tuning of equipment, or for installation of Customer's equipment (although Level 3 will provide reasonable assistance to Customer in such installation at Customer's request).

10.14     STORAGE  OF  CUSTOMER EQUIPMENT.  Level 3 may, at its option, agree to
          --------------------------------
store equipment which Customer intends to colocate in Customer's Colocation Space for not more than forty-five (45) days prior to the scheduled Colocation Service Commencement Date. Storage of such equipment is purely incidental to the Services ordered by Customer and Level 3 will not charge Customer a fee for the same. No document delivered as part of such storage shall be deemed a warehouse receipt. Absent Level 3's gross negligence or intentional misconduct, Level 3 shall have no liability to Customer or any third party arising from such storage. In the event Customer stores equipment for longer than forty-five (45) days, Level 3 may, but shall not be obligated to, return Customer's equipment to Customer without liability, at Customer's sole cost and expense.

10.15     PROMOTIONAL  SIGNAGE.  Customer  may display a single promotional sign
          ---------------------
with Customer's name and/or logo on the outside of any Customer private suite Colocation Space; provided such signage does not exceed 8 inches by 11 inches. All other promotional signage is prohibited.

10.16     POWER.   In  the  event  the power utility increases the price paid by
          ------
Level 3 for power provided to any Colocation Space, Level 3 may pass-through to Customer such price increase upon prior written notice to Customer.

SECTION  11.   (3)  CONNECT(SM) MODEM  SERVICE
----------------------------------------------

11.1     APPLICABILITY.   This  Section  is  applicable  only  where  Customer
         --------------
orders (3)Connect(SM) Modem Service (either "Dedicated Service," "Dedicated Service with QuickStart," or Transit Service").

11.2     TYPES  OF SERVICE.    In the event Customer orders "Dedicated Service,"
         ------------------
end user traffic will be routed through and aggregated in Level 3's facility, sent to the Customer Premises via a dedicated circuit, and then routed to its final destination by Customer. In the event that Customer orders Transit Services," end user traffic will be routed to Level 3's facility and then routed to its final destination by Level 3 via the Internet Dedicated Service with "QuickStart" will initially be provisioned to Customer in the same fashion as Transit Services, until such time as Level 3 has provisioned the dedicated circuit to send end user traffic from Level 3's facility to the Customer Premises. QuickStart will then be migrated to standard Dedicated Service. For Dedicated Service, the (3)Connect(SM) Private Line Service necessary to support Dedicated Service will be ordered, installed and managed by Level 3. Level 3 cannot and does not guarantee the availability of any port ordered for installation greater than ninety (90) days from the date of submission of the Customer Order.

SECTION  12.  (3) CROSSROADS(SM) SERVICE
----------------------------------------

12.1     APPLICABILITY.   This  Section is applicable only where Customer orders
         --------------
(3)CrossRoads(SM) Service (which may include Service designated in a Customer Order as "Internet Access Service").

12.2     CHARGES.  Customer  may  elect  to  be  billed  based  on a fixed rate,
         --------
"Destination Sensitive Billing", or a Committed Data Rate. The manner of billing selected will be set forth in each Customer Order.

(A) Fixed rate charges or (3)CrossRoads(SM) Services consist of two (2) components: (a) a non-recurring installation charge per port; and (b) a monthly recurring port charge.

(B) Destination Sensitive Billing charges for (3)CrossRoads(SM) Services consist of three (3) components: (a) a non-recurring installation charge per port; (b) a monthly recurring port charge; and (c) monthly usage charges. Customer's usage of (3)CrossRoads(SM) Service (both Send Traffic and Receive Traffic) will be measured and recorded by Level 3 every five minutes. At the end of the month, the top five percent (5%) of the Send Traffic and Receive Traffic samples will be discarded. If the ninety-fifth (95th) percentile Receive Traffic sample shows (3)CrossRoads3 usage greater than the usage shown in the ninety-fifth (95th) percentile Send Traffic sample, then Customer will be billed for the amount of (3)CrossRoads(SM) usage shown in the ninety-fifth (95th) percentile sample for the Receive Traffic. If the ninety-fifth

(95th) percentile sample for the Send Traffic shows (3)CrossRoads(SM) usage greater than the usage shown in the ninety-fifth (95th) percentile Receive Traffic sample, then the total Send Traffic will be categorized as Off-Net Send Traffic, On-Net Send Traffic and On-Net Intracity Send Traffic, and Customer will be billed for the usage shown in the ninety-fifth (95th) percentile sample for each category.

(C) Committed Data Rate charges for (3)CrossRoads(SM) consist of four (4) components: (a) a non-recurring installation charge per port; (b) a monthly recurring port charge; (c) a monthly recurring charge based on the Committed Data Rate; and (d) monthly usage charges to the extent usage in a particular month exceeds tie Committed Data Rate. Customer's usage of (3)CrossRoads(SM) Service (both Send Traffic and Receive Traffic) will be sampled every five (5) minutes for the previous five (5) minute period. At the end of the month, the top five percent (5%) of Send Traffic and Receive Traffic samples shall be discarded. The highest of the resulting ninety-fifth (95th) percentile for Send Traffic and Receive Traffic will be compared to the Committed Data Rate. If the ninety-fifth (95th) percentile of either Send Traffic or Receive Traffic is higher than the Committed Data Rate, Customer will, in addition to being billed for the Committed Data Rate, be billed at this ninety-fifth (95th) percentile level for any usage in excess of the Committed Data Rate at the contracted-for price per Megabit.

SECTION  13.  (3)VOICE(SM)  TERMINATION  SERVICE
------------------------------------------------

13.1     APPLICABILITY.  This  Section  is applicable only where Customer orders
         --------------
(3)Voice(SM) Termination Service (which may include Service designated in a Customer Order as (3)Voice Service).

13.2     SERVICE DESCRIPTION. (3)Voice(SM) Termination Service provides Customer
         -------------------
with a combined transport and termination rate for the purpose of delivering Customer voice traffic from the Customer Premises to the PSTN (Public Switched Telephone Network). (3)Voice(SM) Termination Service allows Customer to bring voice traffic to Level 3, selecting from a wide range of connectivity options, in a Level 3 supported format (North American SS7, and when Level 3 can support the same, North American II.5ESS PRI). Traffic delivered by Customer in a format not supported by Level 3 will be blocked and will not be delivered by Level 3. Level 3 does not originate any traffic pursuant to (3)Voice(SM) Termination
Services and will not accept calls seeking operator services or directory assistance. Other examples of types of calls that are origination in nature, and thus likewise not supported on the Level 3 network, include: 976, 911, 900,800, and 700 calls

13.3     BILLING  AND  RATES.
         --------------------
(A) Customer will be billed at Level 3's then current (3)Voice(SM) Termination usage rates, billing increments and call minimums, and Level 3 reserves the right to change the same with prior notice to Customer.

(B) For Customer voice traffic in which Level 3 is unable to reasonably determine the origin of such traffic, Level 3 will bill Customer for such traffic at Level 3's interstate rates in proportion to the percentage of interstate use set forth in the Customer Order ("PIU"). Customer hereby certifies that the PIU is true and correct to the best of Customer's knowledge and has been determined in accordance with all applicable laws and regulations. Customer may modify the PIU from time to time upon thirty (30) days' prior written notice to Level 3. Upon Level 3's written request, Customer agrees to provide Level 3 with all reasonable information necessary to verify the accuracy of the PIU as compared to voice traffic delivered by Customer to Level 3. If Level 3 determines that the PIU is inaccurate, Level 3 reserves the right to bill Customer at the appropriate Level 3 rates based upon Level 3's determination of such traffic as interstate or intrastate. Customer agrees to indemnify, defend and hold Level 3 harmless for any claims by third parties (including local access charges for intrastate traffic) resulting from or arising out of Level 3's use of an inaccurate PIU.

(C) The (3)Voice(SM) Termination usage rates are net of any applicable origination charges by third party payphone providers. Customer will be responsible for (i) all such origination charges, and (ii) tracking any traffic associated with such origination charges in accordance with applicable law or regulation.

SECTION  14.  (3)  VOICE(SM)  ORIGINATION  SERVICE
------------------------------------------------

14.1     APPLICABILITY.   This  Section is applicable only where Customer Orders
         --------------
(3)Voice(SM)  Origination  Service.

14.2     SERVICE  DESCRIPTION.
         ---------------------
(A) (3) Voice(SM) Origination Service provides inbound PSTN to IP termination voice services. Customer will be provided direct inward dial
(DID) numbers) and a specified number of DS-0 ports ("Ports") as set forth in the Customer Order. Customer (or its end users) may access the Service by dialing a Level 3 provided DID number, after which the voice traffic originated by Customer (or its end users) will be aggregated by Level 3 and will undergo a net protocol conversion by Level 3 to an IP format

(B)     If   Customer   orders   "Basic   On-Net"   (3)Voice(SM)  Origination
Service,  Customer  must  order,  as  a  separate  Service,  the  Level  3
(3)CrossRoads(SM) Service to transport the media portion of the Customer traffic to a Level 3 On-Net facility. If Customer orders "Basic Off-Net" (3)Voice(SM) Origination Service, the traffic will initially be delivered the same way as Basic On-Net Service, but Customer will obtain, at its own cost, an internet connection from a third party internet service provider that peers with Level 3 to transport the traffic from the Level 3 network to an Off-Net destination. Level 3 shall not be responsible for the service of any such third party providers. In all cases, the traffic will be delivered back to Customer in an IP format, after which the traffic shall be the sole responsibility of Customer.

(C) Unless otherwise agreed, the (3)Voice(SM) Origination Services shall only be ordered and delivered to Customer in the United States.

14.3     CHARGES. For use of (3)Voice(SM) Origination Service (and excluding the
         --------
charges  for  any  other  Service Customer must purchase from Level 3 to use the same), Customer agrees to pay, on a monthly basis: (i) a port charge (the Tort Charge") for each Port ordered; and (ii) a DID charge for each DID number provided to Customer by Level 3. A non-recurring order processing charge and a port installation charge will also apply for each (3)Voice(SM) Origination Service ordered by Customer. All such charges will be stated in the Customer Order.

14.4     PORT  COMMITMENT.  Each  Customer  Order  for  (3)Voice(SM) Origination
         -----------------
Service shall state a number of (3)Voice(SM) Origination Service Ports that Customer commits to buy from Level 3 for the duration of stated Service Term (the "Port

Commitment"). The Port Commitment will commence upon the expiration of the Ramp Period (if any) stated in the Customer Order. In any month following an applicable Ramp Period in which Customer fails to meet its Port Commitment Customer will be billed for and will pay Level 3 for the Ports actually used by Customer during the month, plus a shortfall fee equal to the difference between the Port Charges that would have been due had the Port Commitment been satisfied and Customer's actual Port Charges.

SECTION  15.  SERVICE  LEVELS
-----------------------------

15.1     GENERAL.   The Services are subject to the following Service Levels, as
         --------
applicable to the particular Service as specified. In the event Level 3 does not achieve a particular Service Level in a particular month, Level 3 will issue a credit to Customer as set forth below upon Customer's request To request a credit, Customer must contact Level 3 Customer Service within thirty (30) days of the end of the month for which a credit is requested. Level 3 Customer
Service may be contacted by calling toll free in the U.S. 1-877-4LEVEL3 (1-877-453-8353). In no event shall the total amount of credits issued to Customer per month exceed the non-recurring charges ("NRC") and monthly recurring charges ("MRC") for the affected Service.

15.2     (3)LINK(SM)  PRIVATE  LINE  AND (3)LINK(SM) WAVELENGTHSERVICE LEVELS.
         ---------------------------------------------------------------------
The following service levels are applicable where Customer orders (3)Link(SM) Private Line Service or (3)Link(SM) Wavelength Service.
(A)  Installation  Service  Level.  (1)  Level  3  will  exercise  commercially
     -----------------------------
reasonable  efforts  to  install  any  (3)Link(SM)  Private  Line  Service  or
(3)Link(SM) Wavelength Service on or before the Customer Commit Date specified for the particular Service. This installation Service Level shall not apply to Customer Orders that contain incorrect information supplied by Customer, Customer Orders that are altered at Customer's request after submission and acceptance by Level 3. In the event Level 3 does not meet this Installation Service Level for a particular Service for reasons other than an Excused Outage, Customer will be entitled to a service credit off of the NRC and/or MRC for the affected Service as set forth in the following tables:

For  any  (3)Link(SM)  Private  Line  Service:


Installation Delay Beyond  Service Level Credit
  Customer Commit Date
-------------------------  --------------------
       1-5 business days   Amount of NRC
-------------------------  --------------------
       6-20 business days  Amount of NRC plus
                           charges for one (1)
                           day of the MRC for
                           each day of delay
-------------------------  --------------------
       21 + business days  Amount of NRC plus
                           one (1) months' MRC
-------------------------  --------------------

For any (3)Link(SM) Wavelength Service:

Installation Delay Beyond  Service Level Credit
Customer Commit Date
-------------------------  --------------------
1-5 business days                 5% of the MRC
-------------------------  --------------------
6 -20 business days              10% of the MRC
-------------------------  --------------------
21 + business days               15% of the MRC
-------------------------  --------------------


(2) The Installation Service Level and associated credits set forth in sub-Section (1) above shall not apply to Off-Net Local Loop Service, including, without limitation, (3)Link(SM) Metropolitan Private Line (Off-Net) Service, provisioned by Level 3 through a third party carrier for the benefit of Customer. Level 3 will pass-though to Customer any installation service level and associated credit (if applicable) provided to Level 3 by the third party carrier for such Off-Net Local Loop Service.

(B)  Availability  Service Level for Protected (3)Link(SM) Private Line Service.
     --------------------------------------------------------------------------
(1) The Availability Service Level for Protected (3) Link(SM) Private Line Service delivered over Level 3's network is 99.99% for Protected Terrestrial
(3)Link(SM) Private Line Service and 99.9% for Protected Submarine (3)Link(SM) Private Line Service. In the event that any Protected (3)Link(SM) Private Line Service becomes unavailable (as defined below) for reasons other than an Excused Outage, Customer will be entitled to a service credit off of the MRC for the affected Service based on the cumulative unavailability of the affected Service in a given calendar month as set forth in the following table.

Cumulative                    Service Level Credit
Unavailability
----------------------------  --------------------
0-5 minutes                   No Credit
----------------------------  --------------------
5:01   minutes   -  45               5% of the MRC
minutes
----------------------------
45:01   minutes   -  4 hours        10% of the MRC
----------------------------  --------------------
4:01 - 8 hours                      20% of the MRC
----------------------------  --------------------
8:01 -12 hours                      30% of the MRC
----------------------------  --------------------
12:01 - 16 hours                    40% of the MRC
----------------------------  --------------------
16:01 -24 hours                     50% of the MRC
----------------------------  --------------------
24:01 + hours                      100% of the MRC
----------------------------  --------------------

For purposes of this Section 15.2, "unavailable" or "unavailability" means the duration of a break in transmission measured from the first often (10) consecutive severely erred seconds ("SESs") on the affected Service until the first of ten (10) consecutive non-SESs. An SES is a second with a bit error ratio of greater than or equal to 1 in 1000.

(2)     The Availability Service Levels and associated credits set forth in this
Section 15.2(B) shall not apply to Off-Net Local Loop Service, including, without limitation, (3)Link(SM) Metropolitan Private Line (Off-Net) Service, provisioned by Level 3 through a third party carrier for the benefit of Customer. Level 3 will pass-though to Customer any availability service level and associated credit (if applicable) provided to Level 3 by the third party carrier for such Off-Net Local Loop Service.

(3) Without prejudice to Customer's right to service credits pursuant to subsection (1) above, if the (3) Link(SM) Private Line Services are provided in Germany, then the Availability Service Level for such (3)Link(SM) Metropolitan Private Line (Off-Net) Service is 97.5% (based on an annual average) and (3)Link Metropolitan Private Line (On-Net) Service is 99.9% (based on a calendar month).

(C)  Availability Service Level for Unprotected (3) Link(SM)Private Line Service
     ---------------------------------------------------------------------------
and  (3)  Llnk(SM)  Wavelength  Service.  (1)  Inthe  event that any Unprotected
---------------------------------------
(3)Link(SM) Private Line Service or (3)Link(SM) Wavelength Service becomes unavailable (as defined in Section 15.2(B) above) for reasons other than an Excused Outage, Customer will be entitled to a service credit off of the MRC for the affected Service based on the cumulative unavailability for the affected Service in a given calendar month as set forth in the following table:

Cumulative Unavailability  Service Level Credit
-------------------------  --------------------
0-24 hours                 No Credit
-------------------------  --------------------
24:01 - 30 hours           2.5% of the MRC
-------------------------  --------------------
30:01 -36 hours            5% of the MRC
-------------------------  --------------------
36:01 - 42 hours           7.5% of the MRC
-------------------------  --------------------
42:01 + hours              10% of the MRC
-------------------------  --------------------

(2)  The  Availability  Service  Levels and associated credits set forth in this
Section 15.2(C) shall not apply to Off-Net Local Loop Service, including, without limitation, (3)Link(SM) Metropolitan Private Line (Off-Net) - Service, provisioned by Level 3 through a third party carrier for the benefit of Customer. Level 3 will pass-though to Customer any availability service level and associated credit (if applicable) provided to Level 3 by the third party carrier for such Off-Net Local Loop Service.

15.3 (3)CrossRoads(SM).  The  following  service  levels  are  applicable  where
     ----------------
Customer orders  (3)CrossRoads(SM)  Service.
(A)     Installation  Service  Level.      Level  3  will  exercise commercially
        -----------------------------
reasonable efforts to install any (3)CrossRoads(SM) Service on or before the Customer Commit Date specified for the particular Service. This Installation Service Level shall not apply to Customer Orders that contain incorrect information supplied by Customer or Customer Orders that are altered at Customer's request after submission and acceptance by Level 3. In the event Level 3 does not meet this Installation Service Level for a particular Service for reasons other than an Excused Outage, Customer will be entitled to a service credit equal to the charges for one (1) day of the MRC for the affected Service for each day of delay, up to a monthly maximum credit often (10) days.

(B)     Availability  Service  Level. (1)  The Availability  Service  Level  for
        ----------------------------
(3)CrossRoads(SM) Service is 100%. The (3)CrossRoads(SM) Service is considered unavailable if more than one (1) port is unable to send or receive traffic. In the event that the (3)CrossRoads(SM) Service becomes unavailable for reasons other than an Excused Outage, Customer will be entitled to a service credit off of the MRC for the affected Service based on the cumulative unavailability of the affected Service in a given day as set forth in the following table:

Duration of Service Unavailability  Service Level Credit
----------------------------------  --------------------
0-15 minutes                        1 hour
----------------------------------  --------------------
15:01 minutes - 8 hours             3 hours
----------------------------------  --------------------
8:01 -12 hours                      12 hours
----------------------------------  --------------------
12:01 - 16 hours                    16 Hours
----------------------------------  --------------------
16:01 - 24 Hours                    1 day
----------------------------------  --------------------


(2) Without prejudice to Customer's right to service credits pursuant to subsection (1) above, if the (3) CrossRoads(SM) Services are provided in Germany, then the Availability Service Level for such (3)CrossRoads(SM) Services on the Local Loop is 97.5% (based on annual average) and On-Net is 99.9% (based on calendar month).

(C)  Delay  Service  Level.  The following Delay Service Level is measured as an
     ---------------------
average one-way delay over a calendar month for traffic on the Level 3 network between Gateways. Delay measurements may be obtained from the Level 3 web site at www.Level3.com. in the event of a delay in excess of the Service Levels set forth below for reasons other than an Excused Outage, Customer will be entitled to receive a service credit equal to the charges for one (1) day of the MRC for the affected Service, up to a monthly maximum credit of one (1) day per calendar month.

Route                   Delay Service Level
----------------------  -------------------
Intra-U.S.              40 ms
----------------------  -------------------
Intra-Europe            30 ms
----------------------  -------------------
London to New York, NY  40 ms
----------------------  -------------------

(D)  Packet  Delivery  Service  Level.  The  Packet  Delivery  Service Level for
     --------------------------------
(3)CrossRoads(SM) Service is  99%  for  On-Net  traffic between Gateways. Packet

Delivery is the average number of Internet Protocol (IP) packets of information that transit the Level 3 network and are delivered by Level 3 to the intended. On-Net destination in a calendar month. Packet Delivery measurements may be obtained from the Level 3 web site at www.LeveI3.com. In the event Level 3 does not meet the Packet Delivery Service Level for reasons other than an Excused Outage or as a result of any third party local access circuit (whether provisioned by Customer or Level 3), Customer will be entitled to receive a service credit equal to the charges for one (1) day of the MRC for the affected Service, up to a monthly maximum credit of one (1) day per calendar month.
15.4  (3)Connect(SM)  Modem.  The  following service levels are applicable where
         -------------------
Customer  orders  (3)Connect(SM)  Modem  Service.

(A)     Installation  Service  Level.     Level  3  will  exercise  commercially
        ----------------------------
reasonable efforts to install any (3)Connect(SM) Modem Service on or before the Customer Commit Date specified for the particular Service. This Installation Service Level shall not apply to Customer Orders that contain incorrect information supplied by Customer or Customer Orders that are altered at Customer's request after submission and acceptance by Level 3. In the event Level 3 does not meet this Installation Service Level for a particular Service for reasons other than an Excused Outage, Customer will be entitled to a service credit equal to fifty percent (50%) of the Non-Recurring Charges for the affected Service.

B)     Call  Success  Rate  (CSR)  Service  Level.   The CSR Service  Level  for
       ------------------------------------------
(3)Connect(SM) Modem Service is 90%*. The CSR is measured by Level 3 as a monthly average across the Level 3 modem network calculated based on the number of IP sessions established against the total sessions attempted. An IP session is established when the modem port is available to send, receive and authenticate traffic. In the event Level 3 does not meet the CSR Service Level for reasons other than an Excused Outage, Customer will be entitled to a service credit off of the MRC for the affected Service as set forth in the following table:

CSR           Credit
------------  ---------------
88 to 89.99%  2.5% of the MRC
------------  ---------------
85 to 87.99%  5% of the MRC
------------  ---------------
80 to 84.99%  7.5% of the MRC
------------  ---------------
< 79.99%      10% of the MRC
------------  ---------------

*    The CSR Service Level does not apply to ISDN Service.

(2) Without prejudice to Customer's right to service credits pursuant to subsection (1) above, if the (3)CrossRoads(SM) Services are provided in Germany, then the Availability Service Level for such (3)CrossRoads(SM) Services on the Local Loop is 97.5% (based on an annual average) and On-Net is 99.9% (based on a calendar month).

15.5  (3)Center(SM) Colocation.   The  following service levels  are  applicable
       -----------------------
where Customer  orders  (3)Center(SM) Colocation.
(A)  Installation  Service  Level.  This  installation  Service Level applies to
     ----------------------------
cabinet and private suite Colocation Space ordered in a Gateway. Level 3 will exercise commercially reasonable efforts to install any Colocation Space on or before the Customer Commit Date specified for such Colocation Space. This
Installation  Service  Level  shall  not  apply  to

Customer Orders which contain incorrect information supplied by Customer, Customer Orders which are altered at Customer's request after submission and acceptance by Level 3, or Customer Orders which require Level 3 to configure Colocation Space to specifications other than Level 3's standard specifications for Colocation Space (such standard specifications are available to Customer upon request). In the event Level 3 does not meet this Installation Service Level for a particular Colocation Space for reasons other than an Excused Outage, Customer will be entitled to a service credit equal to the charges for one (1) day of the MRC for the affected Colocation Space for each day of delay, up to a monthly maximum credit of four (4) days.

(B)     Power  Service  Level.  The  Availability  Service  Level  for  Level  3
        ----------------------
provided power to the Colocation Space is 99.99%. In the event of any power outage for reasons other than Customer actions or omissions, Customer will be entitled to receive a service credit equal to the charges for one (1) day of the MRC for the affected Colocation Space (with a maximum of a one (1) day credit for all outages in any twenty four (24) hour period).

(C)     Remote  Hands  Response  Time Service Level.   The Response Time Service
        --------------------------------------------
Level  for  Remote Hands is as set forth below. This Response Time Service Level
is  measured  from  the  time   Level   3   Customer  Service   receives   and
logs Customer's request with all of the necessary information requested by Level 3 Customer Service, until a Level 3 technician first calls Customer in response to the request. In the event Level 3 does not meet the following Response Time Service Level, Customer will be entitled to a service credit equal to the charges for one (1) day of the MRC for the affected Colocation Space (with a maximum of a one (1) day credit for all instances of delay in a day, with a total monthly maximum credit of seven (7) days).

Service  Level
--------------------------------------
Hours                 Response
of Operation          Time
----------------      ----------------
7 a.m. to 7 p.m.      30 minutes
(M-F)
----------------      ----------------
Off-hours,            2 hours
holidays &
weekends
----------------      ----------------

15.6 (3) Center(SM) Intra-Market Colocatiort Connection (lMCC). The following service levels are applicable where Customer orders (3) Center IMCC Service.

(A) Installation Service Level. Level 3 will exercise commercially reasonable efforts to install any (3)Center(SM) IMCC Service on or before the Customer Commit Date specified for the particular Service. This Installation Service Level shall not apply to Customer Orders that contain incorrect information supplied by Customer, or Customer Orders that are altered at Customer's request after submission and acceptance by Level 3. In the event Level 3 does not meet this Installation Service Level for a particular Service for reasons other than an Excused Outage, Customer will be entitled to a service credit equal to the charges for one (1) day of the MRC for the affected Service for each day of delay, up to a monthly maximum credit of four (4) days.

(B) Availability Service Level. The Availability Service Level for (3) Center(SM) IMCC Service is 96.7%. In the event the (3)Center IMCC Service becomes unavailable for reasons other than an Excused Outage, Customer will be entitled to a service credit off of the MRC for the affected Service based on the cumulative unavailability of the affected Service in a given calendar month as set forth in the following table:

Duration of Service  Level Credit
   Availability
-------------------  --------------------
0-24 hours           No Credit
-------------------  --------------------
24:01 - 48 hours     10% of MRC
-------------------  --------------------
48:01 -72 hours      20% of MRC
-------------------  --------------------
72:01 + hours        30% of MRC
-------------------  --------------------

For purposes of this Availability Service Level, (i) "unavailable" or "unavailability" means total interruption in the Service, and (ii) the duration of any unavailability event will commence when Customer reports an outage to the Level 3 Customer Service and Support Organization (1-877-4LEVEL3) and will end when the Service is operative.

                                                                    YP.net, Inc.
                                                                December 3, 2001


                                    ADDENDUM

This  Addendum (the  "Addendum") made as of the 03 day of Dec, 2001, ("Effective
                                                --        ---
Date") modifies the Level 3 Communications Terms for Delivery of Service, version 6-0. as incorporated by Customer Orders for Usage Based (3)Connect(SM) Modem Services submitted by YP.net, Inc. ('Customer") to Level 3 Communications, LLC ("Level 3") (collectively the Terms). Capitalized terms used but not defined herein shall have the meanings set forth in (he Terms. The terms and conditions contained in this Addendum modify the Terms In the following limited respects:

1.   A  NEW  SECTION  11.3  IS HEREBY ADDED TO PAGE 8 OF THE TERMS AS FOLLOWS:

     11.3 USAGE  BASED  (3)CONNECT(SM)  MODEM  SERVICE.
          --------------------------------------------

     (A) Customer may submit Customer Orders to Laval 3 (for acceptance by Level 3) for Level 3 (3)Connect(SM) Managed Modem Service to be charged by Level 3 art a usage basis. The based (3)Connect(SM) Managed Modem Service ordered by Customer pursuant to this Is herein called the "Usage-Based Service", and the Usage-Based Service will be subject provisions set forth below. This Addendum shall not affect any of Customer's (3)Connect(SM) Managed Modem Service existing as of the date of this Addendum (if any), or any existing commitments of Customer.

     (B) For any Customer Orders for Usage-Based Service, there shall be no minimum Revenue Commitment from Customer to Level 3.

     (C) Customer will be billed and agrees to pay a non-recurring installation charge of $5,000.00 which covers all existing markets (approx.
     50) in which Level 3 agrees to deliver Usage-Based Service to Customer (the "Existing markets"). Market is defined as a city in which Level 3 Usage-Based Service. Customer will also be billed in arrears by Level 3, on a monthly basis for to actual usage or Level 3 Usage-Based Service on an hourly basis for all Managed Modem sessions at the ending during the applicable billing month. Customer will be billed for all Existing Markets rate set forth in the chart below (for all hours in the subject month) as such rate corresponds is with Customer's actual usage of Level 3 Usage-Based Service:

          MONTHLY HOURS            PRICE PER HOUR
          -----------------------  ---------------
          MORE THAN 20,000,000     $         0.105
          5,000,001 TO 20,000,000  $         0.110
          0,000,001 TO 15,000,000  $         0.115
          500.001 TO 10,000,000    $         0.120
          3,000,001 TO 5,000,000   $         0.110
          3,000,000 OR LESS        $         0.160

     Based on the foregoing and byway of example, If Customer were to use 4,000,000 hours of Usage-Based Service in a month, it would be billed $560,000,00 for such Service (4,000,000 hours multiplied by $.140 equals $560,000.00)

     The foregoing notwithstanding, beginning three (3) months following the Effective Date hereof, Customer shall be billed for and be liable for the payment of, the greater of 1) Customer's actual usage or 2) twenty-five thousand ($25,000.00) dollars per month.

     (D) The applicable hourly rates for Customers actual usage and any applicable non-recurring installation charges for any additional markets (the "Incremental Markets") where Level 3 agrees to provide Usage Based Service within any of those Incremental Markets will be determined by Level 3 and provided to Customer prior to Level 3's delivery of Usage-Based Service to Customer in those Incremental Markets.

     (E) Managed Modem sessions will be measured starting with the User ID tier one authentication and ending when the user disconnects from Level 3's Network. Level 3 accounting records will be used to determine the length In time of each subscriber call. At the end of each monthly billing period, the accounting records for said month will be summed to produce the total hours of Usage Based Service in a month.

     (F) Customer will not have, nor shall it be entitled to any stated number of dedicated, Level 3 Usage Based (3)Connect(SM) Modem ports. Customer shall, on an ongoing quarterly basis, Level 3 with a non-binding forecast (covering the period, which commences thirty (30) days after and ends one-hundred twenty (120) days after its submission to Level 3) Getting forth Customer's estimated forecasted usage of Level 3 Usage Based Service on a Rate Center by Rate Center (as defined below) basis (which forecast shall include Customer's forecasted traffic patterns). "Rate Center" as used herein shall mean: the specific geographic point (associated with one or more specific NPA-NXX codas and various Wire Centers) being used for billing and measuring Service. For example, a Rate Center will normally include several Wire Centers within its geographic area, with each Wire Center being defined as having one or more NPA-NXXs. The forecast shall be clearly marked as such and shall be delivered via electronic mail to the following individual(s): Jason.Hemmi@level3.com and Jay.Slater@level3.com.
                               ----------------------     ---------------------
     Level 3 shall, within ten (10) business days after receipt of the forecast, inform Customer of any forecasted Usage Based Service Level 3 believes (in good faith) will not be available for delivery at the locations specified within the quarter as requested by Customer. Customer's Initial forecast shall be submitted within fifteen (15) days after its execution of this Addendum.

     (G) The Service Level Agreement for the (3)Connect(SM) Modem Service (as set forth 11 of the Terms) shall not apply to the Usage-Based Service.


     CUSTOMER  ACCEPTANCE                    LEVEL  3  ACCEPTANCE

     By:  /s/ Don M. Reese                   By:  /s/ Todd C. Coleman
        --------------------------              --------------------------

     Name:  Don M. Reese                     Name:  Todd C. Coleman
          --------------------------              --------------------------

     Its:  Consultant, DOO                   Its:   Vice President
         --------------------------              --------------------------

     Date: 12-03-01                          Date:  December 4, 2001
          --------------------------              --------------------------